Exhibit 99.1

IN RE:	CHAPTER 11
UAL CORPORATION, ET AL.	CASE NUMBERS : 02-48191 through 02-48218
DEBTORS	Jointly Administered
Hon. Eugene R. Wedoff

MONTHLY OPERATING REPORT FOR THE PERIOD
NOVEMBER 1, 2003 THROUGH NOVEMBER 30, 2003

1 The information contained in the Debtors' monthly operating report (the "MOR") is unaudited, is limited to the Debtors and their filing subsidiaries, is limited to the time period indicated and is presented in a format prescribed by the bankruptcy court. The MOR does not purport to represent financial statements prepared in accordance with GAAP nor is it intended to fully reconcile to the financial statements filed by UAL Corporation or United Air Lines, Inc. with the Securities and Exchange Commission. Additionally, while every effort has been made to assure its accuracy and completeness, errors or omissions may have inadvertently occurred and the Debtors reserve the right to amend their MOR as necessary.

IN RE:	CHAPTER 11
UAL CORPORATION ET AL.	CASE NUMBERS : 02-48191 through 02-48218
DEBTORS	Jointly Administered
Hon. Eugene R. Wedoff

MONTHLY OPERATING REPORT FOR THE PERIOD
NOVEMBER 1, 2003 THROUGH NOVEMBER 30, 2003

DEBTOR'S ADDRESS:	UAL Corporation
1200 East Algonquin Road
Elk Grove Township, IL 60007

DEBTOR'S ATTORNEYS:	James H. M. Sprayregen, P.C. (ARDC No. 6190206)
Marc Kieselstein (ARDC No. 6199255)
David R. Seligman (ARDC No. 6238064)
KIRKLAND & ELLIS
200 East Randolph Street
Chicago, IL 60601
(312) 861-2000 (telephone)
(312) 861-2200 (facsimile)
Counsel for the Debtors and Debtors In Possession

REPORT PREPARER:	UAL Corporation et al

I declare under penalty of perjury that the information contained in this monthly operating report
(including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated: 12/23/03	DEBTOR-IN-POSSESSION

Print Name/Title:

Signature:

Address:	1200 East Algonquin Road
Elk Grove Township, IL 60007

Phone:

I.	Table of Contents

II.	UAL Corporation, et al. Unaudited Financial Statements

	A.	Condensed Consolidating Statement of Operations (Discloses only filing entities)
	B.	Statements of Consolidated Financial Position (Form 10K to be filed by March 31, 2004)
	C.	Statements of Consolidated Cash Flows (Form 10K to be filed by March 31, 2004)

III.	Summary of Cash Receipts and Cash Disbursements

	A.	Unaudited Consolidated Receipt Summary
	B.	Unaudited Disbursements by Legal Filing Entity and Summary

IV.	Additional Schedules

	A.	Insurance - Certifications
	B.	Payments to Insiders - Certification
	C.	Description of Tax Trusts / Escrows
	D.	Payments to Secured Creditors and Lessors
	E.	Professional Fee Payments
	F.	Accounts Receivable Schedule and Accounts Payable Schedule
	G.	Bank Accounts and Financial Institution Relationships

V.	Tax Questionnaire

UAL Corporation, et al. -Filing Entities

	Legal Filing Entity	Reporting Structure
1	UAL Corporation	X-1
2	United Air Lines, Inc.	X-1
3	UAL Company Services, Inc.	X-1
4	UAL Loyalty Services, Inc.	X-1
5	Confetti Inc.	X-4
6	Mileage Plus Holdings, Inc.	X-4
7	Mileage Plus Marketing, Inc.	X-6
8	MyPoints.com, Inc.	X-4
9	Cybergold, Inc.	X-8
10	iTarget.com, Inc.	X-8
11	MyPoints Offline Services, Inc.	X-8
12	UAL Benefits Management Inc.	X-1
13	United BizJet Holdings, Inc.	X-1
14	BizJet Charter, Inc.	X-13
15	BizJet Fractional, Inc.	X-13
16	BizJet Services, Inc.	X-13
17	Kion Leasing, Inc.	X-2
18	Premier Meeting and Travel Services, Inc.	X-2
19	United Aviation Fuels Corporation	X-2
20	United Cogen, Inc.	X-2
21	Mileage Plus, Inc.	X-2
22	United GHS, Inc.	X-2
23	United Worldwide Corporation	X-2
24	United Vacations, Inc.	X-2
25	Four Star Leasing, Inc.	X-1
26	Air Wis Services, Inc.	X-1
27	Air Wisconsin, Inc.	X-26
28	Domicile Management Services, Inc.	X-26

UAL CORPORATION AND SUBSIDIARY COMPANIES (filing entities only)
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
FOR THE MONTH ENDED NOVEMBER 30, 2003
($ amounts in 000's)

UAL
CONSOLIDATING

Total operating revenues	1,291,750

Total operating expenses	1,335,000

Earnings (loss) from operations	(43,250)

Non-operating income (expenses):
Net interest expense	(32,382)
Gain on the sale of Hotwire	80,946
Other income (expenses), net:	(1,890)
Total non-operating income (expenses):	46,674

Net Earnings (loss) before Reorganization items	3,424

Reorganization items	(78,153)

Net earnings (loss)	(74,729)

CASE NAME: UAL Corporation et al.	CASE NUMBERS : 02-48191 through 02-48218

Filed Entities of UAL Corporation [1]

SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

For The Period Ending NOVEMBER 30, 2003			(Amounts in US dollar $)

BEGINNING BALANCE (ending balance OCTOBER 31, 2003 )
Operating Accounts - DOM			$47,008,687
Operating Accounts - INT			$28,282,976
London Overnight Investment Balance			$1,017,360
Liquidity Pool			$1,780,035,184
Restricted Cash [2]			$650,087,364
Subsidiaries:
a. Mileage Plus, Inc.			$212,395
b. Premier Meeting and Travel Services, Inc.			$1,055,385
c. MyPoints.com, Inc.			$20,381,554
d. Domicile Management Services, Inc.			$91,994
e. UAL Loyalty Services, Inc.			$1,779,328
f. United Aviation Fuel Corporation			$3,520,068
TOTAL BEGINNING BALANCE			$2,533,472,295

RECEIPTS (Summary of all domestic and international bank accounts):
1. Receipts from operations (net of Intercompany receipts)	$1,274,684,481
2. Other receipts [3]	$68,693,138

TOTAL RECEIPTS	(A)	$1,343,377,619

DISBURSEMENTS (Summary of all accounts):
1. Net payroll [4]
a. Officers		$980,670
b. Non-Officer		$178,581,932

2. Taxes paid or deposited:
a. Federal Income Tax and FICA withholdings		$67,061,257
b. State income tax w/held		$9,398,313
c. State sales or use tax		$65,152
d. Other [5]		$103,007,463

3. Necessary Operational Disbursements [6]
a. Operating Disbursements (net of Intercompany disbursements)		$866,774,520
b. Transferred to escrows / restricted cash		$468,750
b. Other necessary expenses		$0

TOTAL DISBURSEMENTS	(B)	$1,226,338,056

NET RECEIPTS (Line (A) less Line (B))			$117,039,563

ENDING BALANCE (BEGINNING BALANCE PLUS NET RECEIPTS)			$2,650,511,858

Bank One Overnight Investment Account (month over month change) [7]			($6,430,219)

TOTAL ENDING BALANCE [8]			$2,644,081,639

Check

ENDING BALANCE (as of NOVEMBER 30, 2003 )
Operating Accounts - DOM		$35,232,679
Operating Accounts - INT		$23,496,107
London Overnight Investment		$2,582,850
Liquidity Pool		$1,890,157,201
Restricted Cash [2]		$663,410,445
Subsidiaries:
Mileage Plus, Inc.		$300,817
Premier Meeting and Travel Services, Inc.		$899,635
MyPoints.com, Inc.		$20,852,504
Domicile Management Services, Inc.		$65,741
UAL Loyalty Services, Inc.		$1,743,505
United Aviation Fuel Corporation		$5,340,155

TOTAL ENDING BALANCE		$2,644,081,639

1 See Page 4 for a list of the 28 filing entities.
2 Restricted cash does not include $200 million held in a Tax Trust Escrow nor restricted cash amounts associated with any non-filing entities. See Schedule C of this report for a description of the Tax Trust Escrow.
3 Includes net proceeds from the sale of Hotwire of $42 million. The remaining proceeds of approximately $43 million was applied to the DIP loan.
4 Includes information for domestic entities only.
5 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax.
6 Includes certain aircraft financing payments for the month of November (2003). These payments are highlighted in Schedule D of this report.
7 Account used to invest excess funds on a daily basis that are not transferred to liquidity pool.
8 Ending cash balance does not include $200 million held in a Tax Trust Escrow. See Schedule C of this report for a description of the Tax Trust Escrow.

		BANK
ENTITY:	RECEIPT SUMMARY [1]	ACCTS:	See Schedule F for list of bank accounts

RECEIPT SOURCE		DESCRIPTION	AMOUNT

Domestic Operational Receipts		BANK ONE / JP MORGAN CHASE ACTIVITY	1,288,409,929

Domestic Operational Receipts		NON BANK ONE / JP MORGAN CHASE ACTIVITY	3,557,992

International Operational Receipts [2]		BEG BALANCE (LESS) ENDING BALANCE	92,244,459
		PLUS NET REPATRIATION

Total Operational Receipts		TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	1,384,212,381	( A )

Other Non-Operational Receipts [3]		SEE FOOTNOTE BELOW	68,693,138	( B )

Less, Non-filing entities		NONE FOR THIS PERIOD	0

		GROSS RECEIPTS (tie to bank statements)	1,452,905,519

		(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	109,527,900	( D )

		NET RECEIPTS	$1,343,377,619

Forward to MOR Summary:
Receipts from operations (net of Intercompany receipts)			1,274,684,481	(A-D )
Other receipts			68,693,138	( B )
			$1,343,377,619

1 Includes receipt activity for United Airline's Liquidity Pool and the following subsidiaries: MyPoints.com, Inc., Premier Meeting & Travel Services, Inc., Mileage Plus, Inc., United Aviation Fuels Corporation, UAL Loyalty Services, Inc. and Domicile Management Services, Inc.
2 Accounts for net repatriation to the liquidity pool in the amount of $96,792,419.
3 Includes net activity related to the London overnight investment account, interest income, aircraft and other asset sales, local station bank activity, proceeds from the sale of Hotwire and transfers to restricted cash.

BANK
ENTITY:	LIQUIDITY POOL [1]	ACCTS:	Bank One Acct. #51-67795
(see schedule F for details)

RECEIPT SOURCE		DESCRIPTION		AMOUNT

Domestic Operational Receipts		BANK ONE / JP MORGAN CHASE ACTIVITY		1,161,048,977

Domestic Operational Receipts		NON BANK ONE / JP MORGAN CHASE ACTIVITY		-
-
-
-
Total Non-Bank One Receipts				-

International Operational Receipts		BEG BALANCE (LESS) ENDING BALANCE		$92,005,550
PLUS NET REPATRIATION
Total Operational Receipts		TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY		1,253,054,527

Other Non-Operational Receipts [2]		SEE FOOTNOTE BELOW		$68,665,415

Less, Non-filing entities		NONE FOR THIS PERIOD		-

		GROSS RECEIPTS		1,321,719,942

		UAL		-
		UAL Loyalty Services, Inc.		-
		UAL Company Services, Inc.		-
		Confetti Inc.		-
		MyPoints.com, Inc.		401,763
		Cybergold, Inc.		-
		iTarget.com, Inc.		-
		MyPoints Offline Services, Inc.		-
		UAL Benefits Management, Inc.		-
		United BizJet Holdings, Inc.		-
		United BizJet Charter, Inc.		-
		United BizJet Fractional, Inc.		-
		United BizJet Services, Inc.		-
		Kion Leasing, Inc.		-
		Premier Meeting and Travel Services, Inc.		-
		United Aviation Fuels Corporation		16,271,000
		United Cogen, Inc.		-
		Mileage Plus, Inc.		10
		United GHS, Inc.		-
		United Worldwide Corporation		-
		United Vacations, Inc.		-
		Four Star Leasing, Inc.		-
		Air Wisconsin Services, Inc.		-
		Air Wisconsin , Inc.		-
		Domicile Management Services, Inc.		-

		(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES		16,672,773

		NET RECEIPTS		$1,305,047,169

1 Includes receipt activity for all filing entities of UAL Corporation (refer to page 4) except those receipts collected by MyPoints.com, Inc., Premier Meeting operating bank accounts outside of the Liquidity Pool.
3 Includes net activity related to the London overnight investment account, interest income, aircraft and other asset sales, local station bank activity, proceeds from the sale of Hotwire and transfers to restricted cash.

Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
MYPOINTS.COM, INC.	BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	AND SUBSIDIARIES [1]	ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY	-

Domestic Operational Receipts	NON BANK ONE / JP MORGAN CHASE ACTIVITY (see above for accounts)	2,257,992
-
-
-
Total Non-Bank One Receipts	2,257,992

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE	-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	2,257,992

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.	17,746

Less, Non-filing entities	NONE FOR THIS PERIOD	-

GROSS RECEIPTS (tie to bank statement)	2,275,738

(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	-

NET RECEIPTS	2,275,738

BANK STATEMENT RECONCILIATION:
Beginning Balance	$20,381,554
Receipts	2,275,738
Disbursements	(1,804,788)
Reconciled Ending Balance	$20,852,504

Reported Ending Balance	$20,852,504

Difference	$0

1 Includes receipt activity for Cybergold, Inc., iTarget.com, Inc., MyPoints Offline Services, Inc.

PREMIER MEETING & TRAVEL	BANK
ENTITY:	SERVICES, INC.	ACCTS:	Bank One 55-78531
(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY	89,366

Domestic Operational Receipts	NON BANK ONE / JP MORGAN CHASE ACTIVITY	-
-
-
-
Total Non-Bank One Receipts	-

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE	-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	89,366

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.	294

Less, Non-filing entities	NONE FOR THIS PERIOD	-

GROSS RECEIPTS (tie to bank statement)	89,660

(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	85,103

NET RECEIPTS	4,557

BANK STATEMENT RECONCILIATION:
Beginning Balance	$1,055,385
Receipts	89,660
Disbursements	(245,410)
Reconciled Ending Balance	$899,635

Reported Ending Balance	$899,635

Difference	$0

BANK
ENTITY:	MILEAGE PLUS, INC.	ACCTS:	SHORE BANK #17331100/17331200/17511000
(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY	-

Domestic Operational Receipts	SHORE BANK	1,300,000
-
-
-
Total Non-Bank One Receipts	1,300,000

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE	-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	1,300,000

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.	9,113

Less, Non-filing entities	NONE FOR THIS PERIOD	-

GROSS RECEIPTS (tie to bank statement)	1,309,113

(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	1,300,000

NET RECEIPTS	9,113

BANK STATEMENT RECONCILIATION:
Beginning Balance	$212,395
Receipts	1,309,113
Disbursements	(1,220,690)
Reconciled Ending Balance	$300,817

Reported Ending Balance	$300,817

Difference	$0

UNITED AVIATION FUELS	BANK
ENTITY:	CORPORATION	ACCTS:	NORTHERN TRUST ACCT. 792705
(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY	118,025,972

Domestic Operational Receipts	NORTHERN TRUST COMPANY	-
-
-
-
Total Non-Bank One Receipts	-

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE	-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	118,025,972

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.	-

Less, Non-filing entities	NONE FOR THIS PERIOD	-

GROSS RECEIPTS (tie to bank statement)	118,025,972

(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	81,985,500
(Provide detail above)

NET RECEIPTS	36,040,472

BANK STATEMENT RECONCILIATION:
Beginning Balance	3,520,068
Receipts	118,025,972
Disbursements	(116,205,885)
Reconciled Ending Balance	$5,340,155

Reported Ending Balance	$5,340,155

Difference	$0

		BANK	BANK ONE ACCT. 11-01955, 11-02250,
ENTITY:	UAL LOYALTY SERVICES, INC.	ACCTS:	10-61639, 11-33545
			(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION			AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY			9,245,614

Domestic Operational Receipts	NON BANK ONE / JP MORGAN CHASE ACTIVITY			-
				-
				-
				-
Total Non-Bank One Receipts				-

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE			-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY			9,245,614

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.			-

Less, Non-filing entities	NONE FOR THIS PERIOD			-

		GROSS RECEIPTS (tie to bank statement)		9,245,614

		(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES		9,245,614

		NET RECEIPTS		-

BANK STATEMENT RECONCILIATION:
Beginning Balance	$1,779,328
Receipts	9,245,614
Disbursements	(9,281,438)
Reconciled Ending Balance	$1,743,505

Reported Ending Balance	$1,743,505

Difference	$0

BANK
ENTITY:	DOMICILE MGMT SERVICES, INC.	ACCTS:	Citibank #0-157487-016
(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY	-

Domestic Operational Receipts	CITIBANK	-
-
-
-
Total Non-Bank One Receipts	-

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE	238,909

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	238,909

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.	570

Less, Non-filing entities	NONE FOR THIS PERIOD	-

GROSS RECEIPTS (tie to bank statement)	239,479

(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	238,909

NET RECEIPTS	570

BANK STATEMENT RECONCILIATION:
Beginning Balance	91,994
Receipts	239,479
Disbursements	(265,732)
Reconciled Ending Balance	$65,741

Reported Ending Balance	$65,741

Difference	$0

		BANK
ENTITY:	DISBURSEMENT SUMMARY [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		980,670	( A )
xxx	PAYROLL NON-OFFICER		178,581,932	( B )

04	AVIATION FUEL [2]	(SEE FUEL SUMMARY BELOW)	254,226,556
06	CATERING		24,752,117
03	RECURRING RENT		47,248,945
01	GENERAL PAYABLES		527,888,281
17	INSURANCE		34,309,611
18	LANDING FEES		26,807,364
xxx	OTHER		61,069,545

	SUBTOTAL EXCLUDING PAYROLL		976,302,420	( C )

		GROSS DISBURSEMENTS (tie to bank statement)	1,155,865,022

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	109,527,900	( D )

		TAXES:
		a. Federal Income Tax and FICA withholdings	67,061,257
		b. State income tax w/held	9,398,313
		c. State sales or use tax	65,152
		d. Other [3]	103,007,463
		TOTAL TAXES	179,532,185	( E )

		NET MONTHLY DISBURSEMENTS	$ 1,225,869,306

Forward to MOR Summary:
Officers Payroll			980,670	( A )
Non-Officer Payroll			178,581,932	( B )
Taxes			179,532,185	( E )
Necessary Operational Disbursements (less intercompany transfers)			866,774,520	(C-D)
			$ 1,225,869,306

1 Includes disbursement activity for all filing entities of UAL Corporation (refer to page 4).
2 Fuel Summary:
UAFC Fuel Disbursements		116,205,885
United Fuel Disbursements		138,020,671
Total Fuel Disbursements		254,226,556
Less: Intercompany Transfers		(98,256,500)
Fuel Disbursements		$ 155,970,056
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UAL CORPORATION [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:		AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines		-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES[1]			69,151
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER

	SUBTOTAL EXCLUDING PAYROLL			69,151

		GROSS DISBURSEMENTS (tie to bank statement)		69,151

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		69,151

1 Includes expenses incurred by members of the Board of Directors.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

		BANK
ENTITY:	UNITED AIRLINES, INC. [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:		AMOUNT:

xxx	PAYROLL OFFICER			980,670
xxx	PAYROLL NON-OFFICER			177,457,612

04	AVIATION FUEL	(Includes intercompany transfer to UAFC, see below)		138,020,671
06	CATERING			24,752,117
03	RECURRING RENT			47,248,945
01	GENERAL PAYABLES			516,274,630
17	INSURANCE			34,309,611
18	LANDING FEES			26,807,364
xxx	OTHER [2]			61,069,545

	SUBTOTAL EXCLUDING PAYROLL			848,482,884

		GROSS DISBURSEMENTS (tie to bank statement)		1,026,921,165

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES
		MyPoints.com, Inc.		-
		Premier Meeting and Travel Services, Inc.		85,103
		Mileage Plus, Inc.		1,300,000
		United Aviation Fuels Corporation		81,985,500
		UAL Loyalty Services, Inc.		9,245,614
		Domicile Management Services, Inc.		238,909
		TOTAL TRANSFERS TO OTHER ACCOUNTS / ENTITIES		92,855,127

		TAXES:
		a. Federal Income Tax and FICA withholdings		66,830,700
		b. State income tax w/held		9,380,257
		c. State sales or use tax		64,537
		d. Other (specify) [3]		102,999,424
		TOTAL TAXES		179,274,917

		NET MONTHLY DISBURSEMENTS		$ 1,113,340,956

1 Includes activity for United Airlines, Inc., UAL Company Services, Inc., United GHS, Inc., UAL Benefits Management, Inc. and Air Wisconsin, Inc.
2 Includes corporate volume agreements (APO8), maintenance (APO 9), crew housing (APO 11), damaged bags (APO 12), GSA's (APO14), group deposits (APO 15), tour payables (APO 16), lost baggage claims (APO 19), ORD JJ (APO 21), passenger facility charges (APO 22), cargo claims (APO 23), property work orders (APO 24), travel agency incentives (APO 25), back end commissions (APO 26),cargo correspondence (APO 29), employee travel expenses (APO 45), DIP fees and interest, 401K, pilot directed account plan and sick leave trust payments.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

			BANK	BANK ONE ACCT. 11-01955, 11-02250, 10-61639,
ENTITY:	UAL LOYALTY SERVICES, INC [1]		ACCTS:	11-33545
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER		Payroll disbursed through United Airlines		-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				9,281,438
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				9,281,438

		GROSS DISBURSEMENTS (tie to bank statement)			9,281,438

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			$ 9,281,438

1 Includes disbursement activity for Confetti, Inc., Mileage Plus Holdings, Inc. and Mileage Plus Marketing, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	MILEAGE PLUS HOLDINGS, INC [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:		AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through UAL Loyalty Services, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	MILEAGE PLUS MARKETING, INC [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:		AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through UAL Loyalty Services, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	CONFETTI, INC [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:		AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through UAL Loyalty Services, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UAL COMPANY SERVICES, INC. [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:		AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through United Airlines, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
	MYPOINTS.COM, INC.	BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	AND SUBSIDIARIES [1]	ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:		AMOUNT:

xxx	PAYROLL OFFICER
xxx	PAYROLL NON-OFFICER			435,991

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			1,368,797
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			1,368,797

		GROSS DISBURSEMENTS (tie to bank statement)		1,804,788

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		401,763

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		$ 1,403,025

1 Includes disbursement activity for Cybergold, Inc., iTarget.com, Inc., MyPoints Offline Services, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
		BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	CYBERGOLD, INC. [1]	ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		-
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		-

		GROSS DISBURSEMENTS (tie to bank statement)	-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	-

TAXES:
		a. Federal Income Tax and FICA withholdings	-
		b. State income tax w/held	-
		c. State sales or use tax	-
		d. Other [2]	-
		TOTAL TAXES	-

		NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through MyPoints.com, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
		BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	iTARGET.COM, INC. [1]	ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:		AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through MyPoints.com, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
			BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	MYPOINTS OFFLINE SERVICES, INC. [1]		ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through MyPoints.com, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UAL BENEFITS MANAGEMENT, INC.[1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through United Airlines, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED BIZJET HOLDINGS, INC.[1]	ACCTS:	Bank One #10-96072
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:		AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

\		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Includes disbursement activity for BizJet Fractional, Inc., BizJet Charter, Inc., and BizJet Services, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	BIZJET CHARTER, INC. [1]		ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through United BizJet Holdings, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	BIZJET FRACTIONAL, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:		AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through United BizJet Holdings, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	BIZJET SERVICES, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:		AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through United BizJet Holdings, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	KION LEASING, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:		AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines		-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Approximated from Income Statement for the month ended November 30, 2003.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

	PREMIER MEETING AND TRAVEL		BANK
ENTITY:	SERVICES, INC.		ACCTS:	Bank One 5578531
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER		Payroll disbursed through United Airlines		-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				245,087
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				245,087

		GROSS DISBURSEMENTS (tie to bank statement)			245,087

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			323
		d. Other [1]			-
		TOTAL TAXES			323

		NET MONTHLY DISBURSEMENTS			$ 245,410

1 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

UNITED AVIATION FUELS	BANK
ENTITY:	CORPORATION	ACCTS:	NORTHERN TRUST ACCT. 792705
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	116,205,885
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	116,205,885

GROSS DISBURSEMENTS (tie to bank statement)	116,205,885

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	16,271,000

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [1]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	$ 99,934,885

1 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED COGEN , INC.	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		107,576
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		107,576

		GROSS DISBURSEMENTS (tie to bank statement)	107,576

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	-

TAXES:
		a. Federal Income Tax and FICA withholdings	-
		b. State income tax w/held	-
		c. State sales or use tax	-
		d. Other [1]	-
		TOTAL TAXES	-

		NET MONTHLY DISBURSEMENTS	107,576

1 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

		BANK
ENTITY:	MILEAGE PLUS, INC.	ACCTS:	SHORE BANK #17331100/17331200/17511000
		(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER
xxx	PAYROLL NON-OFFICER		677,932

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		286,093
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		286,093

		GROSS DISBURSEMENTS (tie to bank statement)	964,025

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	10

		TAXES:
		a. Federal Income Tax and FICA withholdings	230,557
		b. State income tax w/held	18,056
		c. State sales or use tax	14
		d. Other [1]	8,039
		TOTAL TAXES	256,665

		NET MONTHLY DISBURSEMENTS	$ 1,220,680

1 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED GHS, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:		AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through United Airlines, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED WORLDWIDE CORPORATION [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:		AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Approximated from Income Statement for the month ended November 30, 2003.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED VACATIONS, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:		AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Approximated from Income Statement for the month ended November 30, 2003.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	FOUR STAR LEASING, INC. [1]		ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Approximated from Income Statement for the month ended November 30, 2003.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	AIR WISCONSIN, INC. [1]	ACCTS:	See Schedule F for Details

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:		AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			454
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			454

		GROSS DISBURSEMENTS (tie to bank statement)		454

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		454

1 Disbursement activity conducted through United Airlines, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	AIR WISCONSIN SERVICES, INC [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through Air Wisconsin, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	DOMICILE MGMT SERVICES, INC.	ACCTS:	Citibank #0-157487-016

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:		AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			10,397

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			255,056
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			255,056

		GROSS DISBURSEMENTS (tie to bank statement)		265,453

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		279
		d. Other [1]		-
		TOTAL TAXES		279

		NET MONTHLY DISBURSEMENTS		$ 265,732

1 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax, quarterly payments made to the INS, and US Custom Fees and Department of Agriculture.

SCHEDULE A and B - Payments to Insiders and Insurance

Insurance

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the policies held by all legal entities of UAL Corporation have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of November 30, 2003.

Signature

Print Name and Title

Date

Insider Payments

The undersigned verifies that, all payments made to insiders, as defined in 11 U.S.C. Section 101 of the U.S. Bankruptcy Code, during the reporting period have been made in the ordinary course of business or in accordance with the provisions of an Order entered by the U.S. Bankruptcy Court.

Signature

Print Name and Title

Date

SCHEDULE C - Description of Tax Trusts

Escrow Accounts
The Debtors have created an escrow account to ensure that adequate funds are available to pay outstanding fiduciary tax obligations owed to the federal government as well as state and local jurisdictions in the event that the Debtors cease operations. These trust funds are described below.

Escrow Fund
This escrow fund was established with LaSalle Bank on November 29, 2002 and funded on December 5, 2002 with an initial funding of $200 million to account for the estimated tax liability of UAL Corporation, UAL Loyalty Services, Inc., Confetti, Inc., Mileage Plus Holdings, Inc., Mileage Plus Marketing, Inc., MyPoints.com, Inc., Cybergold, Inc., itarget.com, Inc., MyPoints Offline Services, Inc., UAL Company Services, Inc., Four Star Leasing, Inc.,Air Wisconsin Services, Inc., Air Wisconsin, Inc., Domicile Management Services, Inc., UAL Benefits Management, Inc., United BizJet Holdings, Inc., BizJet Charter, Inc., BizJet Fractional, Inc., BizJet Services, Inc., United Air Lines, Inc., Kion Leasing, Inc., Premier Meeting and Travel Services, Inc., United Aviation Fuel Corporation, United Cogen, Inc., Mileage Plus, Inc., United GHS, Inc., United Worldwide Corporation, and United Vacations, Inc. No subsequent funding or payments are made from the escrow account.

The components of the Escrow fund:
w Federal payroll withholding taxes, FICA (employee portion), and Medicare;
w Federal air transportation excise taxes;
w Federal security charges;
w Federal Animal and Plan Health Inspection Service of the U.S. Department of Agriculture ("APHIS");
w Federal Immigration and Naturalization Service (INS) fees;
w Federal customs fees;
w State and local income tax withholding;
w Disability taxes;
w Passenger facility charges ("PFC");
w State sales and use taxes;
w Federal and state fuel taxes

SCHEDULE D - Payments to Secured Creditors and Lessors

Name of Creditor or Lessor	Type	Date Regular Payment is Due	Amount of Regular Payment	Check # of Payments	Number of Payments Delinquent*	Amount of Payments * Delinquent

WACHOVIA TRUST COMPANY, N.A.	AIRCRAFT	11/3/03	65,000.00
CORPORATE TRUST SERVICES	AIRCRAFT	11/3/03	110,000.00
US BANK	AIRCRAFT	11/3/03	200,000.00
EXPORT DEVELOPMENT CANADA	FLIGHT SIMULATOR	11/4/03	390,100.74
WILMINGTON TRUST COMPANY	AIRCRAFT	11/7/03	130,000.00
US BANK	AIRCRAFT	11/7/03	4,246,386.43
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	11/10/03	80,000.00
US BANK	AIRCRAFT	11/10/03	430,000.00
WILMINGTON TRUST COMPANY	AIRCRAFT	11/10/03	700,000.00
IAE	AIRCRAFT	11/10/03	1,620,000.00
AIE VI	AIRCRAFT	11/10/03	3,630,000.00
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	11/13/03	1,212,000.00
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	11/17/03	8,636,000.00
CIT GROUP	AIRCRAFT	11/19/03	440,000.00
WILMINGTON TRUST COMPANY	AIRCRAFT	11/24/03	170,000.00
US BANK	AIRCRAFT	11/24/03	425,000.00
US BANK	AIRCRAFT	11/25/03	170,000.00
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	11/25/03	1,667,132.02
US BANK	AIRCRAFT	11/26/03	468,000.00
US BANK	AIRCRAFT	11/28/03	80,000.00
UT FINANCE CORP	AIRCRAFT ENGINE	11/28/03	178,702.01
PK AIR	AGENCY FEES	11/28/03	270,335.58
WILMINGTON TRUST COMPANY	AIRCRAFT	11/28/03	300,000.00
MITSUBISHI TRUST & BANKING CORP.	AIRCRAFT	11/28/03	353,834.82
HELADEFF	AIRCRAFT	11/28/03	1,644,126.67
PHILIP MORRIS CAPITAL CORPORATION	AIRCRAFT	11/28/03	2,340,000.00
WESTDEUTSCHE LANDESBANK GIROZCENTRALE	AIRCRAFT	11/28/03	1,728,875.82
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	11/28/03	5,005,441.06

TOTAL			36,690,935.15

SCHEDULE E - Professional Payments [1]

	PROFESSIONAL GROUP	MONTH AMOUNT AUTHORIZED	MONTH AMOUNT PAID
	Babcock	$ 91,021.04	$ 91,021.04
	Bain & Company	358,869.20	358,869.20
	Cognizant Associates	23,056.25	23,056.25
	Huron	945,786.54	945,786.54
	KPMG	221,663.50	221,663.50
	Kirkland & Ellis	2,721,455.67	2,721,455.67
	McKinsey & Co	1,000,495.08	1,000,495.08
	Mercer Management Consulting	422,630.26	422,630.26
	Paul Hastings	11,309.09	11,309.09
	Piper Rudnick	5,233.80	5,233.80
	Poorman Douglas	288,211.64	288,211.64
	Rothschild	498,538.24	498,538.24
	Saybrook Capital	271,218.39	271,218.39
	Sonnenschein	984,743.95	984,743.95
	Vedder Price	640,465.78	640,465.78
	Committee of Unsecured Creditors	7,027.34	7,027.34

	Total		$ 8,491,725.77

[1]	Professionals, for the purpose of this report, are defined as those who have filed a Professional Retention with the Federal Bankruptcy Court and whom are subject to the Interim Compensation Motion. All professional fees and expenses incurred in November have been accrued and reported on the Debtor's Balance Sheet. In instances in which fee applications have been received and the associated payments have been made, the accrual has been adjusted and the actual activity has been reflected in the Debtor's Accounts Payable.

SCHEDULE F - Accounts Receivable and Accounts Payable Schedule

STATEMENT OF AGED RECEIVABLES
	Tie -out	Consol.	Filed	Non-Filed
		A/R	Entities	Entities
Beginning of month balance[1]	$922,449,189	$977,727,080	$974,603,869	$3,123,211

Add: sales on account	$1,378,842,938

Less: collections	($1,323,737,876)

Less: Write-offs and Clearing	($2,950,382)

End of month balance	$974,603,869

	0 - 30 Days[2]	31 - 60 Days[2]	61 - 90 Days[2]	Over 90 Days[2]	End of Month Total

	$864,215,428	$49,882,248	$14,645,756	$45,860,437	$974,603,869

1 Includes accruals for unprocessed sales for which the Debtor has not sent an invoice during the reporting period.
2 Accounts receivable aging based upon the previous month's aging percentage.

STATEMENT OF ACCOUNTS PAYABLE (POST PETITION)

Consolidated Filing Entities	Tie -out	Consol.	Filed	Non-Filed
		A/P	Entities	Entities
Beginning of month balance [1]	$318,205,000	$345,149,000	$343,282,000	$1,867,000

Add: credit extended	($1,125,540,190)

Less: payments on account	$1,100,463,190

End of month balance	$343,282,000

	0 - 30 Days	31 - 60 Days [2]	61 - 90 Days [2]	Over 90 Days [2]	End of Month Total

	$342,417,070	$362,995	$501,935	$0	$343,282,000

1 Includes accruals for goods and services received for which the Debtor has not yet received an invoice during the reporting period.
2 All trade payables over 30 days old are available upon request.

SCHEDULE G - Bank Accounts and Financial Institution Relationships

The Debtors' businesses and financial affairs require the collection, disbursement and movement of funds through numerous bank accounts. In addition to the 177 domestic bank accounts, the Debtor operates 107 accounts in approximately 47 countries around the world.

A list of the Debtor's bank accounts is detailed below:

(*denotes new account for this monthly operating report as compared to prior monthly operating report)

DOMESTIC BANK ACCOUNTS

Financial Institution	Account Location	Acct #
1ST SOURCE BANK	South Bend, IN	n/a
AMSOUTH BANK	Birmingham, AL	n/a
AMSOUTH BANK	Knoxville, TN	n/a
ASSOCIATED BANK -WI	Madison, WI	n/a
BANK OF AMERICA	North Charleston, SC	n/a
BANK OF AMERICA	Baltimore, MD	n/a
BANK OF AMERICA	Savannah, GA	n/a
BANK OF AMERICA	Greenville, SC	n/a
BANK OF AMERICA	Richmond, VA	n/a
BANK OF AMERICA	Greensboro, NC	n/a
BANK OF AMERICA	Wichita, KS	n/a
BANK OF AMERICA	Springfield, MO	n/a
BANK OF AMERICA	Kansas City, MO	n/a
BANK OF AMERICA	Portland, OR	n/a
BANK OF AMERICA	Austin, TX	n/a
BANK OF AMERICA	San Antonio, TX	n/a
BANK OF AMERICA	San Francisco, CA	n/a
BANK OF AMERICA	San Francisco, CA	n/a
BANK OF AMERICA	San Francisco, CA	n/a
BANK OF AMERICA	San Francisco, CA	n/a
BANK OF AMERICA CALIF PZ	San Francisco, CA	n/a
Bank of America PZ-CA	DeKalb, Ga	n/a
BANK OF AMERICA SFOTK	San Francisco, CA	n/a
BANK OF AMERICA -SILVER WINGS	San Francisco, CA	n/a
BANK OF AMERICA WASHINGTON	Seattle, WA	n/a
BANK OF HAWAII	Honolulu, HI	n/a
BANK OF ILLINOIS (Air Wisconsin)	Normal, IL	n/a
BANK OF NEW YORK	New York, NY	n/a
BANK OF NEW YORK	White Plains, NY	n/a
BANK OF OKLAHOMA	Tulsa, OK	n/a
BANK OF THE WEST	San Jose, Ca	n/a
BANK ONE	Chicago, IL (Miami Cluster)	n/a
BANK ONE	Grand Rapids, MI	n/a
BANK ONE (Tickets By Mail)	Detroit, MI	n/a
BANK ONE	Detroit, MI	n/a
BANK ONE	Lexington, KY	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE (AirWisconsin)	Traverse City, MI	n/a
BANK ONE (CAFETERIA)	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE INDIANAPOLIS	Indianapolis, IN	n/a
BANK ONE OF OKLAHOMA	Oklahoma City, OK	n/a
CANADIAN IMPERIAL	Toronto, Ontario Canada	n/a
CANANDAIGUA NAT BANK & TRUST	Pittsford, NY	n/a
CAPITAL CITY BANK & TRUST CO	Atlanta, Ga	n/a
CAPITAL SAVINGS BANK	El Paso, TX	n/a
Charter One Bank	Binghamton, NY	n/a
CHASE BANK	New York, NY	n/a
CHASE MANHATTAN BANK (FirstBank)	St. Thomas, USVI	n/a
CHASE MANHATTAN BANK	New York, NY (LGA)	n/a
CHITTENDEN TRUST CO	Burlington, VT	n/a
CITIBANK	New York, NY	n/a
CITIBANK	New York, NY	n/a
CITIBANK (EMP WELFARE)	New York, NY	n/a
CITIBANK, N.A.	Jamaica, NY (JFK)	n/a
City National Bank	Charleston, WV	n/a
COMERICA	Detroit, MI	n/a
COMERICA (AirWisconsin)	Lansing, MI	n/a
COMMUNITY BANK OF COLORADO CO	Gunnison, CO	n/a
FIFTH THIRD BANK	Florence, KY	n/a
FIFTH THIRD BANK	Kalamazoo, MI	n/a
FIRST BANK OF AVON	Avon, CO	n/a
FIRST CITIZENS BANK	Raleigh, NC	n/a
FIRST CITIZENS BK-RALEIGH	Charlotte, NC	n/a
FIRST HAWAIIAN BANK	Honolulu, HI	n/a
FIRST MIDWEST BANK	Moline, IL	n/a
FIRST NATIONAL BANK OF ROCKIES	Hayden, CO	n/a
FIRST UNION	Philadelphia, PA	n/a
FIRST UNION BANK	Allentown, PA	n/a
FIRST UNION BANK	Roanoke, VA	n/a
FIRST UNION BANK	Newark, NJ	n/a
FIRST UNION BANK	Newark, NJ	n/a
FIRSTAR BANK	Cedar Rapids, IA	n/a
FIRSTAR BANK	St. Louis, MO	n/a
FIRSTAR, N.A.	Cleveland, OH	n/a
FLEET	Boston, MA	n/a
FLEET BANK	Manchester, NH	n/a
FLEET NATIONAL BANK	Providence, RI	n/a
FREELAND STATE BANK	Freeland, MI	n/a
FVB COLONIAL	Richmond, VA	n/a
HARRIS BANK	Chicago, IL	n/a
HSBC	Buffalo, NY	n/a
JACKSON STATE BANK-WY	Jackson Hole, WY	n/a
JP MORGAN CHASE	New York, NY	n/a
JP MORGAN CHASE	New York, NY	n/a
KEY BANK	Newburgh, NY	n/a
KEY BANK	Dayton, OH	n/a
KEY BANK OF CENTRAL N.Y.	Syracuse, NY	n/a
KEY BANK OF EASTERN N.Y.	Albany, NY	n/a
M & I BANK	Milwaukee, WI	n/a
M & I BANK FOX VALLEY	Appleton, WI	n/a
M & I BANK OF MOSINEE	Mosinee, WI	n/a
M & I MARSHALL & ILSLEY	Green Bay, WI	n/a
M & T BANK	Middletown, PA	n/a
MONTROSE BANK CO	Montrose, CO	n/a
NATIONAL CITY	Columbus, OH	n/a
NATIONAL CITY BANK	Pittsburgh, PA	n/a
NATIONAL CITY BANK OF INDIANA	Fort Wayne, IN	n/a
NATIONAL CITY BANK OF MI/IL	Peoria, IL	n/a
NATIONAL CITY BANK OF MI/IL (AW)	Springfield, IL	n/a
NORTHERN TRUST	Chicago, IL	n/a
NORTHERN TRUST	Chicago, IL	n/a
NORTHERN TRUST BANK (WHQ Deposits)	Chicago, IL	n/a
NORTHERN TRUST CO 15 & 16	Chicago, IL	n/a
NORTHERN TRUST CONTROL ACCT	Chicago, IL	n/a
NORTHERN TRUST FIELD REFUNDS	Chicago, IL	n/a
NORTHERN TRUST LOCAL DISB	Chicago, IL	n/a
PEOPLES HERITAGE	Portland, ME	n/a
PNC Bank	Avoca, PA	n/a
PNC Bank	State College, PA	n/a
RIGGS NATIONAL	Washington, DC	n/a
SUN TRUST	Washington, DC	n/a
SUN TRUST BANK	Nashville, TN	n/a
SUN TRUST BANK	Orlando, FL	n/a
THE NORTHERN TRUST	Chicago, IL	n/a
TIDEWATER BANK	Norfolk, VA	n/a
U.S. BANK OF MINNESOTA	Medford, OR	n/a
UNION BANK OF CALIFORNIA	San Diego, CA	n/a
UNIZAN BANK	North Canton, OH	n/a
US Bank	Fargo, ND	n/a
US BANK	Aspen, CO	n/a
US BANK	Rapid City, SD (Mileage Plus)	n/a
US BANK (HELENA, MONTANA)	Billings, MT	n/a
US BANK (MINNESOTA)	Lincoln, NE	n/a
US BANK (MINNESOTA)	Seattle, WA	n/a
WACHOVIA	Chicago, IL	n/a
Wachovia Bank & Trust	Charlottesville, VA	n/a
Wachovia Bank & Trust	Cayce, SC	n/a
WACHOVIA BK & TRST 230 OPER	Chicago, IL	n/a
WACHOVIA BK & TRST 231 PZ	Chicago, IL	n/a
WACHOVIA: "MPI"	Chicago, IL	n/a
WACHOVIA: "OFFICERS"	Chicago, IL	n/a
WACHOVIA: "PREMIER"	Chicago, IL	n/a
WEBSTER BANK	Hartford, CT	n/a
WELLS FARGO	Portland, OR	n/a
WELLS FARGO	Los Angeles, CA	n/a
WELLS FARGO	Seattle, WA	n/a
WELLS FARGO	Grapevine, TX	n/a
WELLS FARGO	Anchorage, AK	n/a
WELLS FARGO BANK	Phoenix, AZ	n/a
WELLS FARGO BANK	Houston, TX	n/a
WELLS FARGO BANK IOWA	Des Moines, IA	n/a
WELLS FARGO BANK N. DAKOTA	Bismarck, ND	n/a
WELLS FARGO BANK S. DAKOTA	Rapid City, SD	n/a
WELLS FARGO BANK WEST	Denver, CO	n/a
WELLS FARGO BANK WEST	Ignacio, Colorado	n/a
WELLS FARGO BANK WEST	Colorado Springs, CO	n/a
WELLS FARGO BANK, N.A.	Boise, ID	n/a
WELLS FARGO BANK, NA	Las Vegas, NV	n/a
WELLS FARGO BANK-NE	Omaha, NE	n/a
WELLS FARGO-LAS VEGAS	Las Vegas, NV	n/a
WELLS FARGO-MINNESOTA	Minneapolis, MN	n/a
WELLS FARGO-NEW MEXICO	Albuquerque, NM	n/a
WELLS FARGO-SOUTH DAKOTA	Sioux Falls, SD	n/a
WESTAMERICA BANK	Suisun, CA	n/a
WHITNEY NATIONAL	New Orleans, LA	n/a
ZIONS BANK:AW	Salt Lake City, UT	n/a

SCHEDULE G - Bank Accts and Financial Institution Relationships

EUROPEAN BANK ACCOUNTS

Financial Institution	Location	Bank Acct #
ABN AMRO	Switzerland	n/a
ABN AMRO	ENGLAND	n/a
ABN AMRO	ENGLAND	n/a
ABN AMRO	ENGLAND	n/a
KREDIETBANK	Belgium	n/a
COMMERZ BANK	Germany	n/a
COMMERZ BANK	Germany	n/a
COMMERZ BANK	Germany	n/a
BANQUE NATIONALE de PARIS	France	n/a
BANQUE NATIONALE de PARIS	France	n/a
BANQUE NATIONALE de PARIS	France	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)	England	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)	England	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)	England	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)	England	n/a
BANK OF IRELAND	Ireland	n/a
MONTE DE PASCHI	Italy	n/a
ABN AMRO BANK	Netherlands	n/a

ASIA-PACIFIC BANK ACCOUNTS

Financial Institution	Location	Bank Acct #
AUSTRALIA & NEW ZEALAND BANKING GROUP	Australia	n/a
CHINA CONSTRUCTION BANK	China	n/a
BANK OF CHINA	China	n/a
CHINA CONSTRUCTION BANK	China	n/a
BANK OF CHINA	China	n/a
BANK OF EAST ASIA	Hong Kong	n/a
HONGKONG & SHANGHAI BANK	Hong Kong	n/a
BANK OF EAST ASIA	Hong Kong	n/a
HONGKONG & SHANGHAI BANK	Hong Kong	n/a
CITIBANK	India	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
BANK OF AMERICA	Korea	n/a
KOREA EXCHANGE BANK	Korea	n/a
KOREA EXCHANGE BANK	Korea	n/a
KOREA EXCHANGE BANK	Korea	n/a
BANK OF AMERICA	Korea	n/a
BANK OF AMERICA	Korea	n/a
WESTPAC BANKING CORPORATION	New Zealand	n/a
CITIBANK	Singapore	n/a	*
BANK OF AMERICA	Singapore	n/a
BANK OF AMERICA	Thailand	n/a
CITIBANK	Taiwan	n/a
CITIBANK	Taiwan	n/a
BANK OF AMERICA HONG KONG	Hong Kong	n/a
BANK OF AMERICA HONG KONG	Hong Kong	n/a
BANK OF AMERICA HONG KONG	Hong Kong	n/a
BANK OF AMERICA HONG KONG	Hong Kong	n/a
BANK OF AMERICA HONG KONG	Hong Kong	n/a

LATIN AMERICA BANK ACCOUNTS

Financial Institution	Location	Bank Acct #
CITIBANK	Argentina	n/a
BANCO DE BOSTON	Argentina	n/a
BANCO DE LA NACION	Argentina	n/a
BANCO RIO DE LA PLATA	Argentina	n/a
CARIBBEAN MERCANTILE BANK	Aruba	n/a
CARIBBEAN MERCANTILE BANK	Aruba	n/a
BANCO SAFRA	Brazil	n/a
BANCO SAFRA	Brazil	n/a
UNIBANCO	Brazil	n/a
BANCO DE BRASIL	Brazil	n/a
BANCO BOSTON	Brazil	n/a
BANCO SAFRA	Brazil	n/a
BANCO SAFRA	Brazil	n/a
BANCO DE CHILE	Chile	n/a
BANCO DE CHILE	Chile	n/a
BANCO DE COSTA RICA	Costa Rica	n/a
BANCO DE COSTA RICA	Costa Rica	n/a
BANCO DE SAN JOSE	Costa Rica	n/a
BANCO DE SAN JOSE	Costa Rica	n/a
BANCO DE OCCIDENTE	Guatemala	n/a
CITIBANK	Guatemala	n/a
BANCA SERFIN	Mexico	n/a
BANCA SERFIN	Mexico	n/a
BANCO CUSCATLAN	El Salvador	n/a
CITIBANK	El Salvador	n/a
SUDAMERIS BANK	Uruguay	n/a
SUDAMERIS BANK	Uruguay	n/a
BANCO MERCANTIL	Venezuela	n/a
BANCO PROVINCIAL	Venezuela	n/a
BANCO MERCANTIL	Venezuela	n/a

OFFLINE BANK ACCOUNTS

Financial Institution	Location	Bank Acct #
BANCO POPULAR	PUERTO RICO	n/a
CANADIAN INTERNATIONAL BANK OF COMMERCE	CANADA	n/a
CANADIAN INTERNATIONAL BANK OF COMMERCE	CANADA	n/a
CITIBANK	PANAMA	n/a
CITIBANK	PHILIPPINES	n/a
CITIBANK	PHILIPPINES	n/a
CITIBANK	HUNGARY	n/a
PRODUBANCO	ECUADOR	n/a
ISLANDSBANKI	ICELAND	n/a
MERITA BANK	FINLAND	n/a
BANCO POPULAR ESPANOL-ESP	SPAIN	n/a
SKANDINAVISKA	SWEDEN	n/a
National Bank of Kuwait	Kuwait	n/a
BANK AUSTRIA AG	AUSTRIA	n/a
DANSKE BANK	DENMARK	n/a
CHRISTIANA BANK (NORDEA BANK NORGE ASA)	NORWAY	n/a
CREDIT LYONNAIS	VIETNAM	n/a
CAYMAN NATIONAL BANK	BRITISH WI	n/a
NED BANK	SOUTH AFRICA	n/a
BANK HANDLOWY	POLAND	n/a
BANCO COMERCIAL PORTUGAL	PORTUGAL	n/a
BANCO COLPATRIA	COLOMBIA	n/a
BANCO COLPATRIA	COLOMBIA	n/a
CANADIAN INTERNATIONAL BANK OF COMMERCE	CANADA	n/a
BANK OF MONTREAL	CANADA	n/a

SUBSIDIARY BANK ACCOUNTS

Financial Institution	Country	Bank Acct #

UNITED AVIATION FUELS CORP.
NOTHERN TRUST BANK	USA	n/a
UNITED WORLDWIDE CORP.
JP MORGAN CHASE	USA	n/a
MILEAGE PLUS, INC.
SHORE BANK	USA	n/a
PREMIER MEETING & TRAVEL SERVICES, INC.
BANK ONE	USA	n/a
BANK ONE	USA	n/a
MY POINTS.COM, INC.
SILICON VALLEY BANK	USA	n/a
SILICON VALLEY BANK	USA	n/a
SILICON VALLEY BANK	USA	n/a
FLEET BANK	USA	n/a
WELLS CAPITAL MANAGEMENT	USA	n/a
WELLS FARGO BANK	USA	n/a
UAL LOYALTY SERVICES
BANK ONE	USA	n/a
BANK ONE	USA	n/a
BANK ONE	USA	n/a
BANK ONE	USA	n/a
KION DE MEXICO
BANCA SERFIN, S.A.	MEXICO	n/a
BANCA SERFIN, S.A.	MEXICO	n/a
CITIBANK	USA	n/a

TAX QUESTIONNAIRE

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition as the taxes come due. Please indicate whether the following post-petition taxes have been paid or deposited as they came due.

( ) Check here if no employees.

TAX	YES	NO	NOT REQUIRED	WHEN DUE
Federal income tax withholding	X
FICA withholding	X
Employer's share FICA	X
Federal Unemployment Taxes	X
State Income Tax Withholding	X
Sales Tax	X
Other Tax	X

If any taxes have not been paid when due complete this table:

TAX NOT PAID	AMOUNT NOT PAID	DATE OF LAST PAYMENT

Note: Tax related payments withheld from UAL and its subsidiaries' employee in the United States of America wages are paid to a third party payroll service, Deloitte & Touche LLP., with the exception of Mileage Plus who pays such tax related payments to Automatic Data Processing.